
Apo E
AEM-28

Capstone Therapeutics
(OTCQB: CAPS)

Operating Update

March 26, 2015

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2014, and other documents we file with the U.S. Securities and Exchange Commission.

Corporate Facts

- **Capstone: Clinical Stage Biopharma in Peptide Therapeutics**
  - OTCQB: CAPS
  - Based in Tempe, AZ
  - Virtual business model: 2 FTEs / 3 Consultants
  - Market Cap as of March 24, 2015: ≈ $8MM
  - $2.2MM cash at December 31, 2014

- **LipimetiX Development LLC (JV)**
  - Based in Natick, MA
  - Virtual business model: 3 FTEs (PhDs)
  - CAPS contributed $6 MM for 60% ownership
  - LipimetiX contributed UAB license for current/future IP, pre-clinical data for 40% ownership
  - Conduct preclinical, Phase 1a and Phase 1b/2a trials (data reported Q3 and Q4 2014)

Developing Apo E Mimetic Peptides (AEM-28 and AEM-28-02) for Lipid Reduction in Orphan Indications

Cash Report

Cash Use and Ending Balance	Quarter Ended December 31, 2014
CAPS	$ (503,000)
LipimetiX	$ (444,000)
Consolidated	$ (947,000)
Cash Balance	$ 2,164,000

CAPSTONE

Qui Tam Lawsuit Update

- Basic legal complaint is “rent vs. buy” disclosure for bone stimulation device sold by OrthoLogic/CAPS in 1998 – 2003
- OrthoLogic/CAPS sold bone stimulation business in 2003
- Lawsuit filed in 2005 (under seal)
- OrthoLogic/CAPS learned of lawsuit in 2009
- DOJ/US Government has not joined complaint against OrthoLogic/CAPS
- Status conference with new judge held July 2014 to check progress in discovery
- CAPS vigorously defending against legal claims
- Settlement Discussions Ongoing: Timing Unknown

LipimetiX Operating Update

- **Major Milestones:**
  - August 2012 – JV formation and initial funding
  - October 2012 – New AEM-28 drug material commercially manufactured/ CMC validated
  - December 2012 – Orphan Drug designation for HoFH indication
  - November 2013 – Completion of comprehensive preclinical studies
  - December 2013/March 2014 – Regulatory filings and meetings for first-in-man studies
  - April 2014 – Received Clinical Trial Notification (CTN) / allowance to begin human clinical trials in Australia
  - April 2014 – Initiated Phase 1a AEM-28 safety study in Australia
  - June 2014 – Initiated Phase 1b/2a AEM-28 study (based on safety profile of Phase 1a)
  - July 2014 - Completed treatment of Phase 1a AEM-28 study
  - July 2014 – Filed new composition of matter patent on AEM-28 analog (AEM-28-02)
  - September 2014 – Reported efficacy/safety data for Phase 1a
  - September 2014 – Filed new formulation patent for Apo E mimetic peptides
  - October 2014 – Completed treatment of Phase 1b/2a AEM-28 study
  - **December 2014 – Reported efficacy/safety data for Phase 1b/2a**

AEM-28 Human Protocol
Phase 1b/2a Multiple Ascending Dose

Protocol/ Inclusion/Exclusion

- Refractory Hypercholesterolemic Subjects
- Normal Health Volunteers With elevated LDL Cholesterol ≥ 160
- High Body Mass Index Subjects with elevated fasting TG
- No Smokers
- Fasted Subjects (overnight)
- Standard Premedication
- Multiple Ascending Doses (3 at two weeks)
- IV Administration over 1 hour
- 24 Hour Observation in Clinic
- Two Week Follow Up Post Dose

Cohort 7: 1.0 mg/kg
1 Placebo
4 Active

Cohort 8: 2.0 mg/kg
1 Placebo
4 Active

Cohort 9: 3.54 mg/kg
1 Placebo
4 Active

N = 15

Outcomes

- Generally Acceptable Safety Profile
- Infusion site mild reaction/venous irritation in highest 3.54 mg dose
- Observed efficacy signals in 1 mg, 2 mg and 3.54 mg doses
- Observed dose dependent efficacy response

Phase 1b/2a Trial Results

Triglycerides: Comparison of Minimum Fractional Concentrations versus Pre-Dose Observed in First 12 Hours Post-Dose (Mean ± SEM)



Minimum Fractional Concentration versus Pre-Dose in First 12 Hours
1.0
0.8
0.6
0.4
0.2
0.0
*
†
*
Placebo
1
2
3.54
Cohorts (mg/kg)

* Cohorts are insignficantly different from one another (p > 0.05)
† Cohorts 3.54 and 2 mg/kg signficantly different from Cohorts 1 mg/kg and Placebo (p<0.025)

VLDL: Comparison of Minimum Fractional Concentrations verus Pre-Dose Observed in First 12 Hours Post-Dose (Mean ± SEM)



Minimum Fractional Concentration versus Pre-Dose in First 12 hours
1.0
0.8
0.6
0.4
0.2
0.0
*
†
*
Placebo
1
2
3.54
Cohorts (mg/kg)

* Cohorts are insignificantly different from one another (p > 0.05)
† Cohorts 3.54 mg/kg and 2 mg/kg are significantly different from Cohorts 1 mg/kg and Placebo (p < 0.05)

PD in Phase 1a/1b/2a Clinical Studies

➢ Part A (Phase 1a)

- In Part A of the study, when compared to placebo, a decrease in VLDL-C and triglyceride levels was observed for approximately 8 hours following administration of a single dose of 2.0 mg/kg and 3.54 mg/kg AEM-28.
- VLDL-C levels decreased by a maximum of 76.3% following administration of 2.0 mg/kg AEM-28 and 72.1% following administration of 3.54 mg/kg AEM-28.
- Triglyceride levels decreased by a maximum of 70.7% following administration of 2.0 mg/kg AEM-28 and 73.5% following administration of 3.54 mg/kg AEM-28.
- No significant treatment related effects were observed for total cholesterol, HDL-C, non-HDL-C, Apo B, LDL-C or Apo A1 following administration of a single dose of AEM-28 at any of the dose levels investigated.

PD in Phase 1a/1b/2a Clinical Study

- **Part B (Phase 1b/2a)**
  - In Part B of the study, similarly to Part A, VLDL-C and triglyceride levels decreased for approximately 4 to 8 hours following administration of 2.0 mg/kg and 3.54 mg/kg AEM-28, when compared to placebo.
  - Maximum decreases from baseline of 73.3%, 68.5% and 73.3% were observed for VLDL-C after the first, second and third doses of 2.0 mg/kg AEM-28, respectively.
  - Maximum decreases from baseline of 69.7%, 65.4% and 71.5% were observed for triglycerides after the first, second and third doses of 2.0 mg/kg AEM-28, respectively.
  - VLDL-C and triglyceride levels returned to near baseline levels prior to administration of each two week dose.
  - A maximum decrease from baseline of 79.2% was observed for VLDL-C and 73.7% for triglycerides following administration of a single dose of 3.54 mg/kg AEM-28

New Analog: AEM-28-02

- Invented by Lipi/UAB
- New composition of matter filed July: AEM-28-02
- Will develop with new formulation
- More efficacious/better tolerated than AEM-28 in mouse models
- Game Changer: Opens new "clinical outcomes" indications

21 Year Patent Life Extends Commercial Value

New Formulation:

- Invented by LipimetiX
- Enhances safety/toleration of Apo E mimetic peptides
- Minimal trade-off in efficacy
- Manufacturing program in place
- Preclinical models show increase of 6x MTD

21 Year Patent Life and Enhanced Toleration Allows for Expanded Dosing Range

AEM-28-02 Target Orphan Indications

- Homozygous Familial Hypercholesterolemia (HoFH)
- Acute Pancreatitis with High Triglycerides
- Other Hyperlipidemic Conditions

AEM-28-02 Target Indication: HoFH

	Regulatory	Est. Annual Mkt.	Target
Homozygous Familial Hypercholesterolemia (HoFH)	Orphan/Fast Track	$200MM	LDL, non-HDL

- Rare genetic disease (≈ 12,000 worldwide)
- Homozygous (both parents) bear offspring with no LDL receptors on liver: No clearance of LDL Cholesterol
- Blood often cream colored: life threatening cardiac events in teens and 20's
- Historical therapy: apheresis = mechanical filtering of fat from blood via dialysis every two weeks
- Two new therapeutic drugs approved:
  - Juxtapid (Aegerion)
  - Kynamro (Sanofi/Genzyme)
  - Both have substantial side effect/toleration issues that may limit usage
- Market still underserved



Clear and Rapid Path to HoFH Approval

- Regulatory approval path for orphan indication in US and EU established by Juxtapid (Aegerion) and Kynamro (Sanofi/Genzyme)
- Cholesterol reduction (biomarker) approvable endpoint in this population / no "clinical outcomes" endpoint
- Juxtapid approved after a single Phase 3 study with 29 patients
- Following completion of Phase 1 safety trials, AEM-28-02 might be approvable on Phase 2/3 trials of under 100 patients total and ≈ $10MM in cost

HoFH Fastest Indication to Proof-of-Concept and Registration/Approval

AEM-28-02 Target Indication: Acute Pancreatitis with High Triglycerides

	Regulatory	Prevalence in US	Target
	Orphan/Fast Track	45,000 Acute Hospital Cases/Year	VLDL/Chylomicron Remnants (TGs)

- Acute episodes triggered by gallstones, alcohol and genetic causes
- 74,000 hospital admissions in US, some 45,000 presenting with high TGs
- Characterized by TGs ≥ 1,000 mg/dL, extreme pain and loss of appetite
- Therapy in hospitals is "no fat diet, morphine, fibrates and prayer"
- Mortality due to organ failure up to 5% in severe, recurring cases
- AEM-28-02 Therapeutic Thesis:
  - Rapid (1 hour) reduction in TGs from AEM-28-02 vs. fibrates which takes weeks
  - IV compatible delivery in hospital
  - Reduce hospital length of stay (LOS) and system costs

Large Underserved Acute Care Market in Pancreatitis

US acute market for AP with high TG is 45K doses/year; maintenance of refractory patients could be 5.7M doses/year



Estimated Annual Market for AEM-28-02
45,000
Acute care doses
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
# of AEM-28 Doses/year
5,700,000
Acute
Long-Term
Estimate if AEM-28 is FDA Approved

KOLs were reluctant to speculate on outcomes benefits for an experimental drug

- 11 thought it could reduce ALOS but only 5 speculated on the number of days
- All other benefits (readmissions, quality of life, longevity) were seen as hypothetical until clinical outcome data is collected

Pharmacoeconomic Case Study (Company Prepared): Acute Pancreatitis with High TGs

Pathology:	
• TG ≥ 1,000 • Genetic Origin/Alcohol/Gallstones • 5% Mortality	• ICU / Acute Hospitalization • Prescribed Therapy: "No Fat Diet / Fibrates / Opiates/ Prayer" • 45,000 Hospital Subjects

System Cost with Current Standard of Care:	Patient	US Market
• Avg 3 Day ICU Stay @ $10K/Day	$30K	
• Avg 3 Day Acute Stay @ $5K/Day	$15K	
• Physicians/Lab/Imaging /Meds (8 Days)	$15K	
Total Cost to Release	$60K	$2,700MM
System Cost w/AEM-28-02		
• Avg 1 Day ICU Stay @ $10K/Day	$10K	
• Avg 1 Day Acute Stay @ $5K/Day	$ 5K	
• Physicians/Lab/Imaging (2 Days)	$ 5K	
• AEM-28-02 Therapy	$10K	
Total Cost to Release	$30K	$1,350MM

Faster Discharge System Savings with AEM-28-02 Therapy: $1.35B

New AEM-28-02: Target Orphan Indications in Hyperlipidemia

Fredrickson Class	Synonym	Defect	Target Lipoprotein	Prevalence/US Market	IV Treatment Setting
Type 1a	Familial Hyperchylomicronemia or LPL Lipase Deficiency	Decreased LPL	Chylomicron remnants	1 in 1,000,000 = 300	Infusion Clinic
Type 1b	Familial apoprotein C II deficiency	Altered Apo C2	Chylomicron / VLDL remnants	1 in 250,000 = 1,200	Infusion Clinic
Type 3	Familial Disbetalipoproteinemia	Defect in Apo E binding domain	VLDL/IDL and Chylomicron remnants	1 in 10,000 = 30,000	Infusion Clinic
Types 4 and 5	Refractory Familial Hypertriglyceridemia	VLDL/TG production	VLDL and Chylomicron remnants	Addressable Market ≈ 60,000	Infusion Clinic

AEM-28-02 Targets Other Valuable Underserved Orphan Markets

CAPSTONE THERAPEUTICS

New AEM-28-02: Future Long Term Target Indications

Indication	Regulatory	Target	US Prevalence	IV Treatment Setting
Acute Coronary Syndrome (ACS)	Clinical Outcomes	Atherosclerosis	1,300,000	Hospital
Peripheral Artery Disease (PAD)	Clinical Outcomes	Intimal Hyperplasia/ Atherosclerosis	600,000	Hospital and Infusion Clinic
High Risk Metabolic Syndrome	Clinical Outcomes	VLDL/Triglycerides	Epidemic proportions	Hospital and Infusion Clinic

AEM-28-02 Road Map to Large Valuable Markets

Summary Goals

- Continue Ongoing, Early Stage Partnering Discussions
- Optimize New Formulation
- Develop New Molecule AEM-28-02 as Lead Commercial Candidate

Demonstrated Drug Class Efficacy in Phase 1a/1b/2a Trials Serving Valuable Underserved Orphan Markets

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 104
Tempe, AZ 85281
(602) 286-5520